                           FIDEX AMERICAS CORPORATION
                                   ONE-TO-MANY
                           SOFTWARE DEPOSIT AGREEMENT

1. FIDEX AMERICAS CORPORATION ("FIDEX"), an Idaho corporation, agrees to allow MedicaLogic, Inc. ("DEVELOPER") to DEPOSIT for potential delivery to certain third parties ("LICENSEES"), the Software, Documentation and/or Other Material deposited herewith, subject to DEVELOPER meeting and continuing to meet all the terms in this Agreement. "LICENSEE" shall be used throughout this Agreement to refer to each LICENSEE who becomes a third party beneficiary of this agreement by meeting the terms and conditions for becoming one. FIDEX and DEVELOPER, IN EXCHANGE FOR THE MUTUAL CONSIDERATION CONTAINED HEREIN, AGREE AS FOLLOWS:

2. LIMITED SCOPE OF AGREEMENT. This Agreement only defines the responsibility of FIDEX relative to the Software deposited and the disposition thereof, and does not define any other terms between LICENSEE and DEVELOPER, and does not waive any rights, legal or otherwise, LICENSEE and DEVELOPER may have against one another.

3. THIRD PARTY BENEFICIARIES. It is contemplated that there will be one or more third party beneficiaries to this Agreement, referred to herein as LICENSEE. Possession by a third party of a copy of this agreement bearing the notarized signatures of both DEVELOPER and FIDEX shall be sufficient proof that said third party participates in this agreement as LICENSEE.

4. "SOFTWARE" AND "DOCUMENTATION". The Software is the source code and related computer files (such as executable program files, compiler, linker, third-party libraries, etc.) used by DEVELOPER to create the software deposited herewith and further identified in Exhibit A, and the Documentation is all documentation agreed to between the parties as necessary to utilize and understand the Software, and as described in Exhibit A. The Software is the proprietary and confidential information of DEVELOPER and DEVELOPER desires to protect such ownership and confidentiality.

5. INSPECTION. FIDEX will allow the inspection of the Software, Documentation and other Materials (other than withdrawal of the Software, Documentation, and other Materials in accordance with the terms hereof) only upon written authorization from DEVELOPER, including the authorization set forth in paragraph 11 of this Agreement, or as otherwise directed by the final order of a court of competent jurisdiction.

6. VERIFICATION. DEVELOPER will be entitled, at reasonable times during normal business hours and upon reasonable notice to FIDEX during the term of this agreement, to inspect the records of FIDEX with respect to the physical status and condition of the Software, Documentation and other Materials.

7. RECEIPT BY FIDEX. DEVELOPER will furnish to FIDEX, at the time of deposit of any Software, a packing list describing all Software, Documentation, or other Materials deposited hereunder. FIDEX will issue a receipt for all Software, Documentation, or other Materials deposited and forward copies of such receipts and packing lists to DEVELOPER.

8. INITIATION OF DELIVERY OF THE SOFTWARE/DOCUMENTATION. In order for the Software and/or Documentation to be delivered by FIDEX to LICENSEE in executable or source code form, each of the following must occur: (1) Receipt by FIDEX of written notification that an event causing delivery has occurred, explaining in detail the basis for the assertion that such an event has occurred; (2) FIDEX confirming that an event causing delivery has occurred; and (3) Prepayment of Fidex's release processing fees. No delivery will occur until FIDEX can confirm to its satisfaction that an event has occurred.

9. RELEASE PROCESSING FEES. The release processing fee is currently $750 when the release is made at LICENSEE's request, and $100 when release is made at DEVELOPER's request. If release is made at


Fidex Americas Corporation   Escrow #000-877  Software Deposit Agreement, Page 1
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LICENSEE's request the fee also includes referral to programmers competent with regards to both the programming language and type of application. The release fee is not subject to change during the first three years of the escrow account.

10. RIGHTS LICENSEE RECEIVES WITH SOFTWARE DELIVERED. DEVELOPER and LICENSEE agree that when and if FIDEX delivers the Software to LICENSEE, LICENSEE only obtains the following rights in the Software, and nothing more: (1) if the Software is delivered in executable form, DEVELOPER grants and LICENSEE receives a complete copy of the Software in executable form, and receives the same license and right to use or otherwise deal with the Software as it had with the original Software it received from DEVELOPER, (2) if the Software is delivered as source code, DEVELOPER hereby grants and LICENSEE receives the license and right to utilize the source code only to maintain and update the Software licensed under the original license/agreement between LICENSEE and DEVELOPER.

11. EVENTS CAUSING DELIVERY OF SOFTWARE Upon occurrence of one or more of the following events ("Release Events"), FIDEX agrees and is hereby specifically authorized and instructed to provide the Software, Documentation, or other Materials to LICENSEE upon written instruction by DEVELOPER or request by LICENSEE. Prior to such request, however (i) LICENSEE must have given written notice to FIDEX of the occurrence of the Release Event (the "Notice of Release Event"); (ii) FIDEX or LICENSEE must have transmitted a copy of the Notice of Release Event to DEVELOPER; and (iii) fifteen (15) days must have elapsed after receipt of Notice of Release Event by DEVELOPER. The following are release events:

     11.1  DEVELOPER agrees in writing to the delivery.

     11.2 DEVELOPER cannot be located by LICENSEE or by FIDEX as described in paragraph 12 of this Agreement.

     11.3 DEVELOPER is unwilling or unable to support the SOFTWARE pursuant to the terms of a valid and existing license agreement with LICENSEE.

     11.4 DEVELOPER files for protection under Chapter 7 of the U.S. Bankruptcy Code and such proceeding has not been dismissed within sixty (60) days after it has begun.

Notwithstanding the foregoing, the acquisition, merger or reorganization of DEVELOPER shall not be deemed a Release Event provided the successor to DEVELOPER assumes the obligations of DEVELOPER under the License Agreement and this Agreement.

12. DEVELOPER'S DUTY AS TO WHEREABOUTS. It is DEVELOPER'S burden to keep FIDEX fully and timely apprised of its current telephone, telefacsimile and mailing address. Failure to do so may result in a proper transfer of the Software under paragraph 11.2, above, if DEVELOPER cannot be located by FIDEX. Should LICENSEE request delivery of the Software, FIDEX shall immediately attempt to contact DEVELOPER by telephone, telefacsimile, overnight express, and certified mail, return receipt requested. Should FIDEX be unable to contact DEVELOPER within 30 days of notice by certified mail, DEVELOPER will be considered to have ceased to do business for the purposes of this agreement.

13. DISPUTES BETWEEN DEVELOPER AND LICENSEE. If at any time during the life of this escrow any dispute shall arise between DEVELOPER and LICENSEE, FIDEX or any other entity, as to the delivery by FIDEX of the Software, Documentation and other Materials deposited hereunder or as to the ownership or right of possession thereto, FIDEX shall not release the Software, Documentation, and other Materials until: (a) both parties agree to such a release; or (b) a court of competent jurisdiction orders FIDEX to release the Software, Documentation, and other Materials. FIDEX may hold and retain in its possession without liability, any or all of the Software, Documentation and other Materials referred to in this Agreement, until such dispute shall have been settled, or it may at its option, deposit the Software, Documentation and other Materials with the Clerk of the District Court Bonner County Idaho, under the appropriate statutory provisions for interpleader, and thereupon,


Fidex Americas Corporation   Escrow #000-877  Software Deposit Agreement, Page 2

FIDEX shall be relieved of all liability with respect thereto. FIDEX shall be entitled to all reasonable costs and attorneys' fees incurred therein from LICENSEE and/or DEVELOPER.

14. LICENSE TO FIDEX. DEVELOPER hereby grants to FIDEX the following rights and license to the Software Documentation and other Materials: For any and all purposes consistent with this Agreement, including, without limitation, to copy, use and display the Software and the Documentation: to copy the source code; to use the Software to produce executable copies of the Software; to provide verification services; to deliver copies of the Software (source code and/or executable copies) and/or Documentation and other Materials, to the LICENSEE, consistent with the terms of this Agreement.

     14.1 CERTAINTY. If FIDEX is uncertain of its duties or rights hereunder, it will refrain from taking any action other than to retain the Software, Documentation, and other Materials safely until it is directed otherwise in writing by DEVELOPER and LICENSEE jointly or by final order of a court of competent jurisdiction. Except as expressly provided in this agreement, FIDEX agrees that it will not divulge or disclose or otherwise make available to third parties whatsoever, or make any use whatsoever, of the Software or of any information deposited with it by DEVELOPER in connection with this Agreement, without the express prior written consent of DEVELOPER.

     14.2 RESTRICTION ON ACCESS. Except as required to carry out its duties hereunder, FIDEX shall not permit any FIDEX employee, LICENSEE or any other person access to the Software, Documentation, and other Materials unless consented to in writing by DEVELOPER. FIDEX shall use its best efforts to avoid unauthorized access to the Software by its employees or any other person.

15. LICENSEE BEARS RISK OF DEFICIENT DEPOSIT. LICENSEE agrees that FIDEX makes no representations or warranties as to what it receives and performs no testing or verification to determine what it has received, whether what it received is what DEVELOPER says it is, or anything other than it has received something from DEVELOPER. Between LICENSEE and FIDEX, LICENSEE bears the entire risk that the escrowed Software is what LICENSEE expects it to be.

16. LICENSEE'S RESPONSIBILITY TO LICENSE THIRD-PARTY FILES. FIDEX, DEVELOPER, and LICENSEE agree that if the escrowed Software includes copyrighted computer files which are not the property of DEVELOPER, such as compiler, linker, and third-party programming libraries, FIDEX shall not release said copyrighted computer files to LICENSEE until one of the following occurs: (1) LICENSEE demonstrates to FIDEX'S satisfaction that LICENSEE or LICENSEE'S agent is licensed to use said copyrighted computer files, or (2) LICENSEE demonstrates to FIDEX'S satisfaction that LICENSEE is unable to obtain said license because the owner of said copyrighted computer files cannot be located.

17. DEVELOPER REPRESENTATIONS/WARRANTIES. DEVELOPER represents and warrants: (a) It is depositing with FIDEX the exact Software, Documentation and other Materials stated in Exhibit A; and (b) To DEVELOPER'S knowledge, there is nothing in the deposited Software which will in any way disable, hinder or interfere with its use by LICENSEE should it later have to be delivered to LICENSEE.

18. PAYMENT/COMPLIANCE. DEVELOPER or LICENSEE agree to pay FIDEX all fees and charges at the rates in effect at the time of the service or charge, including applicable sales tax. DEVELOPER and LICENSEE understand and agree that the applicable fees and charges may be changed by FIDEX from time to time. FIDEX'S costs, expenses, charges and attorney's fees in connection with this Agreement are hereby made a first and paramount lien upon: the Software, Documentation and other Materials deposited. All of FIDEX'S obligations are all strictly conditioned upon FIDEX being paid its fees.

19. FIDEX NOT PART OF ANY TRANSACTION. DEVELOPER and LICENSEE agree that FIDEX HAS NO INVOLVEMENT OR LIABILITY RELATING TO ANY UNDERLYING SOFTWARE LICENSING AGREEMENTS, SERVICE CONTRACTS OR ANY OTHER AGREEMENT BETWEEN DEVELOPER AND LICENSEE, OR ANY OTHER ENTITY. DEVELOPER and LICENSEE further agree that this


Fidex Americas Corporation   Escrow #000-877  Software Deposit Agreement, Page 3

Agreement creates no obligation on the part of FIDEX, other than to receive, hold, and release the Software, Documentation and other Materials as agreed herein.

20. DISCLAIMER AND LIMITATION OF FIDEX LIABILITY. DEVELOPER and LICENSEE agree that FIDEX shall not be liable: (a) For its acts or omissions in good faith not resulting from gross negligence; (b) For any indirect, special or consequential damages, including, without limitation, lost business or profits; (c) For any direct damages in excess of the amount paid by DEVELOPER or LICENSEE, to FIDEX for the deposit or maintenance fees for the Software in question. Without limiting the foregoing, FIDEX shall not be liable for any of the following: Any obligations between LICENSEE and DEVELOPER; The correctness, completeness or sufficiency of Software, Documentation or other Materials held pursuant to this Agreement; For failure to notify any party of non-payment or declaration of default in any of the terms set forth herein; For the deposit, procurement or renewal of insurance policies or any riders or additional clauses; For payment of insurance premiums or taxes of any kind; or For the performance of any act not expressly set forth in this Agreement even though contained in the documents or materials deposited.

21. TERMINATION. FIDEX may terminate this Agreement at any time for any reason, with 30 days written notice, and without further obligation or liability, by sending DEVELOPER and LICENSEE notice of termination and a pro-rated refund of annual fees. No other fees will be refunded. DEVELOPER may terminate this agreement upon termination of DEVELOPER'S mainenance obligations. Even if terminated, DEVELOPER remains liable to FIDEX for all fees, charges and services provided up to the time of termination. In the event of termination of this Agreement, FIDEX agrees to redeliver to DEVELOPER all Software, Documentation and other Materials deposited hereunder and this agreement will thereupon terminate.

22. DISCHARGE OF FIDEX. FIDEX may be discharged by DEVELOPER at any time for any reason, with thirty (30) days written notice specifying a date when such discharge will take effect. Prior to the effective date of such termination of this Agreement, DEVELOPER will arrange for the services of a new escrow agent reasonably acceptable to LICENSEE. DEVELOPER and LICENSEE agree to execute and deliver another escrow agreement with such new escrow agent having substantially the same terms as this agreement. Upon DEVELOPER'S notifying FIDEX of the name and address of the new escrow agent, FIDEX, agrees to forward the Software, Documentation and other Materials to such new escrow agent.

23. COSTS, ATTORNEYS' FEES. That if any party has to enforce any terms of this Agreement, the prevailing party shall be entitled to all costs and disbursements incurred by that party, including reasonable attorneys' fees.

24. INDEMNIFICATION. DEVELOPER and LICENSEE jointly and severally agree to fully indemnify, defend and hold FIDEX harmless if FIDEX incurs any damage or loss of any kind, as a result of DEVELOPER'S or LICENSEE's conduct, and in the event FIDEX must in any way become involved in a dispute between them. This indemnification includes all FIDEX' damages and losses of any kind, including all costs and attorneys' fees.

25. ARBITRATION/APPLICABLE LAW/JURISDICTION/VENUE. If a dispute arises which involves FIDEX, it is agreed that the exclusive method to resolve the dispute shall be by arbitration in accordance with the State of Idaho's Arbitration Act, unless later agreed in writing by FIDEX. The laws of the State of Idaho shall govern the construction and interpretation of this Agreement and all disputes between the parties, and each party agrees that the trial/arbitration of all disputes involving FIDEX shall be in the State of Idaho, County of Bonner and each agrees to the jurisdiction of the Idaho courts. Each may conduct discovery pursuant to Idaho civil rules. Any action against FIDEX must be brought within one year from the event or action disputed, or it is forever barred. Notwithstanding the foregoing, any party to this agreement may seek injunctive, including preliminary, relief in the U.S. District Court for Eastern Washington, in Spokane, Washington, or in the First District Court of the State of Idaho in Sandpoint, Idaho. Anything other than injunctive relief is subject to the limitations of this section regarding arbitration, applicable law, jurisdiction, and venue if FIDEX is a party to the dispute.

26. MODIFICATION, COMPLETE AGREEMENT. This Agreement contains the entire and final agreement


Fidex Americas Corporation   Escrow #000-877  Software Deposit Agreement, Page 4
involving FIDEX (not necessarily between LICENSEE and DEVELOPER) and supersedes all prior discussions, negotiations, correspondence and discussion of any kind, and can only be modified in a writing signed by the party against whom enforcement is sought. However, the FIDEX Current Prices and Charges are subject to subsequent unilateral modification by FIDEX with thirty (30) days prior written notice.

27. HEADINGS/TITLES NOT GOVERNING. The headings and titles used herein are for descriptive purposes only and should not be used to construe or interpret the meaning of any paragraphs, sentences or statements made herein.

28. SIGNATURE IN PARTS. This agreement may be executed in several parts and its validity if so executed shall be the same as if all signatures were to appear on one sheet.

29. DEVELOPER AND LICENSEE HAVE FULLY READ AND UNDERSTAND THE TERMS OF THIS AGREEMENT AND AGREE TO BE BOUND BY ALL OF THEM.

DATED this 15th day of April, 1996.

SOFTWARE DEVELOPER:                   FIDEX AMERICAS CORPORATION:

MedicaLogic, Inc.
                                      STEVEN OLSON
GUY E. FIELD                          ----------------------------------
----------------------------------    Authorized Signature
Authorized Signature                  Name (Printed): Steven Olson
Name (Printed): Guy E. Field                          -------------------
                ------------------    Position: President
Position: Controller                            -------------------------
          ------------------------
Notice Address:                       STATE OF IDAHO     )
                ------------------    COUNTY OF BONNER   ) ss.
Telephone: (   )
            ----------------------    On this 23 day of April , 19 96 ,
Telefacsimile: (   )                  before me, a Notary Public in and
               -------------------    for said state, personally appeared
                                      Steven Olson, who, being by me
STATE OF OR             )             first duly sworn, declared that he
         --------------               is the President of Fidex Americas
COUNTY OF WASH          ) ss.         Corporation, that he signed the
          -------------               foregoing document as President of
                                      the corporation, and that the
On this 15 day of April, 1996,        statements contained therein are
before me, a Notary Public in and     true.
for said state, personally appeared
Guy E. Field , who, being by me       JENNIFER FAUBEOTHER, Notary Public
first duly sworn, declared that he    -------------------
is the of , that he signed the        Residing at 11121 Cedar, ID
foregoing document as Controller of               ---------------
the corporation, and that the         My commission expires 11/15/00
statements contained therein are                            --------
true.

MARY EVERS ZOUCHA, Notary Public
-----------------
Residing at Beaverton, OR
            -------------

My commission expires 3/27/99.
                      -------

           OFFICIAL SEAL
     [SEAL] MARY EVERS ZOUCHA
       NOTARY PUBLIC - OREGON
       COMMISSION NO. 042533
 MY COMMISSION EXPIRES MARCH 27, 1999


Exhibits:  Exhibit A: Description of Software and Documentation Submitted for
                      Escrow
           Exhibit B: LICENSEE registration and signature page.


Fidex Americas Corporation   Escrow #000-877  Software Deposit Agreement, Page 5
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                                    EXHIBIT A


                    DESCRIPTION OF SOFTWARE AND DOCUMENTATION
                              SUBMITTED FOR ESCROW


Software Program Name:           Logician version 4.6.1_7

                                 E&M Advisor

                                 Merge/Delete Patient

                                 Encounter Form Editor version 1.6.3

Software Developer               MedicaLogic, Inc.
                                 20500 NW Evergreen Parkway
                                 Hillsboro, OR 97124

Brief Description of Program:    Package of Electronic Medical Record (EMR)
                                 products, including scheduling (ScheduLogic), data exchange (LinkLogic), and EMR (Logician)

Programming Language and Tools:  Compiler, Linker, Import Library Manager,
                                 Resource Compiler, Make, Debugger:
                                 Microsoft C++
                                 version 4.2b
                                 Microsoft Corporation
                                 One Microsoft Way
                                 Redmond, WA  98052-6399

Database:                        Multi User Server:  Oracle
                                 version 7.3
                                 Oracle Corporation
                                 500 Oracle Pkwy
                                 Redwood City, CA  94065

                                 Single User Server:  Watcom
                                 version 4.0
                                 Sybase, Inc.
                                 6475 Christie Avenue
                                 Emeryville, CA  94608

                                 Client Network Interface:
                                 SQLNet SPX/IPX for Windows
                                 SQLNET TCP/IP for Windows
                                 version 2.3
                                 Oracle Corporation
                                 500 Oracle Pkwy
                                 Redwood City, CA  94065

                                 Client: Windows Libraries
                                 version 7.1
                                 Oracle Corporation
                                 500 Oracle Pkwy
                                 Redwood City, CA 94065

                                 DB Admin Tools: SQLPLUS
                                 version 3.1

Revised 3/4/99

                                 Oracle Corporation
                                 500 Oracle Pkwy
                                 Redwood City, CA 94065

                                 Single User Admin Tools: ISQL
                                 version 3.2
                                 Sybase, Inc.
                                 6475 Christie Avenue
                                 Emeryville, CA 94608

                                 Schema Tools: S-Designer
                                 version 4.1
                                 Sybase, Inc.
                                 6475 Christie Avenue
                                 Emeryville, CA 94608

Installation:                    Installation Software: InstallShield
                                 version 3
                                 InstallShield Corporation
                                 P.O. Box 74904
                                 Chicago, IL 60675-4904

Third-Party Libraries:           Database Driver: Watcom ODBC Driver
                                 version 3.2
                                 Sybase, Inc.
                                 6475 Christie Avenue
                                 Emeryville, CA 94608

                                 Database Driver:  ODBC Driver Manager
                                 version 2.0
                                 Microsoft Corporation
                                 One Microsoft Way
                                 Redmond, WA 98052-6399

                                 Report Software: Crystal Reports Print Engine version 4.0
                                 Crystal A. Seagate Software Company
                                 1095 West Pender St., 4th Floor
                                 Vancouver, B.C., V6E 2M6 Canada

                                 Spell Checker: Visual Spell Checker
                                 version 1.01
                                 VisualTools, Inc.
                                 15721 College Blvd.
                                 Lenexa, KS 66219

                                 Memory Management: Smartheap
                                 version 3.0
                                 MicroQuill Software Publishing Inc.
                                 10500 Valley View Rd.
                                 Bothell, WA  98011

                                 Charting/Graphics: ChartFX
                                 version 3.0
                                 SoftwareFX, Inc.
                                 7100 West Camino Real, Ste 117
                                 Boca Raton, FL 33433

                                 Imaging: Image Gear
                                 Accusoft Corp.

Revised 3/4/99

                                 2 Westborough Business Park
                                 Suite 3013
                                 Westborough, MA 01581

Third-Party Data:                HealthLogic Patient Educational Handouts
                                 version: updated annually
                                 Clinical Reference Systems
                                 7100 E. Belleview Ave, Suite 208
                                 Greenwood Village, CO  80111

                                 ICD9, CPT4 Coding Superhelp
                                 version: updated annually
                                 Context Software Systems, Inc.
                                 241 Sourth Frontage Road, Suite 38-39
                                 Burr Ridge, IL  60521

                                 Pharmacologic Medications, Interactions, Drug Handouts version: update quarterly
                                 Medi-Span
                                 8425 Woodfield Crossing Blvd.
                                 P.O. Box 40930
                                 Indianapolis, IN 46240-0930

                                 SNOMED Coding Superhelp
                                 version: updated semi-annually
                                 College of American Pathologists
                                 325 Waukegan Road
                                 Northfield, IL 60093-2750

Source Code Revision Control:
                                 MKS RCS
                                 version 2.0
                                 Mortice Kern Systems, Inc.
                                 35 King Street
                                 North Waterloo, ONT, N2J 2W9 Canada

Documentation:                   Using Logician Manual
                                 Managing Logician Manual
                                 Learning Logician Manual
                                 LinkLogic Interface Developer's Manual

QA Tools:                        QA Partner
                                 version 4.0
                                 Seque Software, Inc.
                                 1320 Center St.
                                 Newton Centre, MA 02159

                                 Winrunner
                                 version 4.01
                                 Mercury Interactive Corp.
                                 470 Potrero Ave.
                                 Sunnyvale, CA 94086

Revised 3/4/99

                                    EXHIBIT B

                              SIGNATURE OF LICENSEE
                                       and
                 ACCEPTANCE OF TERMS SOFTWARE DEPOSIT AGREEMENT
                                       for
                                    Logician


The undersigned LICENSEE has fully read and understands the terms of the attached Software Deposit Agreement #000-877 between Fidex Americas Corporation (FIDEX), MedicaLogic, Inc. ("DEVELOPER") and certain third parties ("LICENSEES"), of which this Exhibit is a part, and has carefully reviewed the description of the software deposited, and (1) fully intends to participate in this Agreement as LICENSEE, and (2) agrees to be bound by all the terms of the Agreement.


SOFTWARE LICENSEE:


__________________________________
Business Name


__________________________________
Authorized Signature

Name (Printed): __________________

Position: ________________________

Notice Address: __________________

__________________________________

Telephone: (___) _________________

Telefacsimile: (___) _____________


[NOTARY BLOCK NOT TYPED]